Exhibit 99.1

         CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO TITLE 18,
            UNITED STATES CODE, SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Anthony A. Lombardo, President, Chief Executive Officer and Director of E-Z-EM, Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that, to the best of my knowledge:

      1. the Quarterly Report on Form 10-Q of the Company for the quarter ended March 1, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d); and

      2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date April 15, 2003                    /s/ Anthony A. Lombardo
     --------------                    --------------------------------
                                       Anthony A. Lombardo, President,
                                       Chief Executive Officer and Director

A signed original of this written statement required by Section 906 has been provided to E-Z-EM, Inc. and will be retained by E-Z-EM, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.


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